Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 15, 2018 (the “Second Amendment Execution Date”) to be effective as of September 30, 2018 (the “Second Amendment Effective Date”), by and among GOODRICH PETROLEUM CORPORATION (“Parent”), GOODRICH PETROLEUM COMPANY, L.L.C. (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
RECITALS:
WHEREAS, reference is made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of October 17, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, the Borrower, each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent; and
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.
Section 2.    Amendments to Credit Agreement.
(a)    The following definition in Section 1.02 of the Credit Agreement is hereby restated in its entirety to read as follows:
“Maturity Date” means (a) October 17, 2021 or (b) if the 2019 Notes have not been voluntarily redeemed, repurchased, refinanced or otherwise retired by December 30, 2019, December 30, 2019.
(b)    Section 9.01(b) of the Credit Agreement is hereby amended and restated to read as follows:
(b)    Current Ratio. Parent and the Borrower will not, as of the last day of any Fiscal Quarter, commencing with the quarter ending December 31, 2018, permit the Current Ratio of Parent and its Consolidated Subsidiaries as of such day to be less than 1.00 to 1.00.
(c)    Section 9.21(c) of the Credit Agreement is hereby amended by replacing the word “six” with the word “three”.
Section 3.    Borrowing Base Redetermination. Effective as of the Second Amendment Effective Date and pursuant to Section 2.07(c), the Lenders agree that the existing Borrowing Base of $60,000,000 has been redetermined and, as a result thereof, the Borrowing Base shall be increased to $75,000,000 until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment in the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions, whichever occurs first. This redetermination of the Borrowing Base is the result of the Scheduled Redetermination of the Borrowing Base pursuant to Section 2.07(c) that is contemplated by the Credit Agreement to occur on or about September 1, 2018. This paragraph of this Section 3 constitutes the New Borrowing Base Notice with respect to such Scheduled Redetermination.
The Borrower hereby notifies the Administrative Agent and the Lenders that, for the period from the Second Amendment Effective Date until the next succeeding Scheduled Redetermination Date, the Borrower elects a Draw Limit of $50,000,000. The Administrative Agent and the Lenders hereby consent to such Draw Limit and, pursuant to Section 2.07(e) of the Credit Agreement, such amount shall be the new Borrowing Base.
Section 4.    Second Amendment Effective Date; Conditions Precedent. This Amendment shall become effective as of the Second Amendment Effective Date upon the satisfaction or waiver of the following conditions:
(a)    the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each of the Lenders;
(b)    the Borrower shall have paid, to the extent invoiced at or before 12:00 noon, Houston time, on the Business Day immediately prior to the Second Amendment Execution Date, all out‑of‑pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 12.03 of the Credit Agreement or any other Loan Document; and
(c)    the representations and warranties contained in Section 5 hereof shall be true and correct.
The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date and the Second Amendment Execution Date, and such notice shall be conclusive and binding.
Section 5.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent and the Borrower represents and warrants that, immediately before and after the effectiveness of this Amendment, (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
Section 6.    Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed: (a) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; or (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
Section 7.    Effect of Amendment. From and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature delivered in connection therewith shall be deemed to mean the Credit Agreement as amended or otherwise modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
Section 8.    Costs and Expenses. Pursuant to the terms of Section 12.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.
Section 9.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 10.    Counterparts; Integration; Severability. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 11.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Parent:	GOODRICH PETROLEUM CORPORATION

By: /s/ Michael J. Killelea Name: Michael J. Killelea Title: Executive Vice President, General Counsel and Corporate Secretary

Borrower:	GOODRICH PETROLEUM COMPANY, L.L.C.

By: /s/ Michael J. Killelea Name: Michael J. Killelea Title: Executive Vice President, General Counsel and Corporate Secretary

Signature Page to Second Amendment to Credit Agreement
(Goodrich Petroleum Company, L.L.C.)

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, and a Lender

By: /s/ Trey Lewis Name: Trey Lewis Title: Authorized Officer

Signature Page to Second Amendment to Credit Agreement
(Goodrich Petroleum Company, L.L.C.)

SUNTRUST BANK, as a Lender

By: /s/ Benjamin L. Brown Name: Benjamin L. Brown Title: Director

Signature Page to Second Amendment to Credit Agreement
(Goodrich Petroleum Company, L.L.C.)